UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

M3-BRIGADE ACQUISITION III CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40946	86-3185502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant	MBSC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MBSC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MBSC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of M3-Brigade Acquisition III Corp. (“MBSC”), filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2022, in which MBSC reported, among other events, the execution of the Business Combination Agreement (as defined below).

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 14, 2022, MBSC entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among MBSC, Greenfire Resources Ltd., an Alberta corporation (“PubCo”), DE Greenfire Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of PubCo (“Merger Sub”), 2476276 Alberta ULC, an Alberta corporation and a direct, wholly owned subsidiary of PubCo (“Canadian Merger Sub” and, together with PubCo and Merger Sub, each an “Acquisition Entity” and, together, the “Acquisition Entities”), and Greenfire Resources Inc., an Alberta corporation (“Greenfire”). The following description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination

The transactions contemplated by the Business Combination Agreement, the Plan of Arrangement (as defined below) and the Ancillary Documents (collectively, the “Transactions”) are structured as follows:

(a) prior to the effectiveness of the Merger (as defined below), by way of a statutory plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (Alberta) (the “ABCA”), Greenfire will complete a number of corporate steps as described below under “Plan of Arrangement,” pursuant to which, (i) the holders of Greenfire Shares (as defined below) (“Greenfire Shareholders”) will receive a number of common shares in the capital of PubCo (“PubCo Common Shares”) as “Share Consideration” and a cash payment equal to their pro rata share of $75,000,000 (“Cash Consideration”), all as determined in accordance with the Plan of Arrangement, (ii) a certain portion of the outstanding warrants (“Greenfire Performance Warrants”) to purchase Greenfire Shares issued pursuant to Greenfire’s Performance Warrant Plan, whether vested or unvested, that are held by each holder of such Greenfire Performance Warrants (the “Greenfire Performance Warrantholders”) will be deemed to be cancelled in exchange for a cash payment from Greenfire equal to the pro rata share of the Cash Consideration payable to the Greenfire Performance Warrantholders, as determined in accordance with the Plan of Arrangement, and the remaining Greenfire Performance Warrants shall be converted into PubCo Performance Warrants with substantially the same terms as the Greenfire Performance Warrants as adjusted in accordance with the Plan of Arrangement, (iii) Canadian Merger Sub will amalgamate with and into Greenfire pursuant to an amalgamation to form “Canadian Amalco” (the “Amalgamation”), except that the legal existence of Greenfire will not cease and Greenfire will survive the Amalgamation, and (iv) Canadian Amalco will become a wholly owned subsidiary of PubCo;

(b) in accordance with the terms of that certain Warrant Agreement, dated as of August 12, 2021, between GAC Holdco Inc. (n/k/a Greenfire Resources Inc.), as issuer and The Bank of New York Mellon, as warrant agent (as may be amended from time to time, the “Company Warrant Agreement”), as amended by the First Supplemental Warrant Agreement entered into between Greenfire and The Bank of New York Mellon, as warrant agent, amending the Company Warrant Agreement (the “Supplemental Warrant Agreement”): (a) a certain number of warrants to purchase common shares in the capital of Greenfire (“Greenfire Shares”) that are outstanding, unexercised and issued pursuant to the Company Warrant Agreement (“Company Bond Warrants”) held by each holder of Company Bond Warrants shall be deemed to be cancelled in exchange for a cash payment from Greenfire equal to the pro rata share of the Cash Consideration payable to holders of Company Bond Warrants as determined in accordance with the Supplemental Warrant Agreement; following which (b) each remaining Company Bond Warrant shall be deemed to be exercised for Greenfire Shares pursuant to the terms of the Company Warrant Agreement as amended by the Supplemental Warrant Agreement, and each former holder of Company Bond Warrants shall, following the Amalgamation, receive PubCo Common Shares as determined in accordance with the Supplemental Warrant Agreement; and

(c) on the Closing Date, Merger Sub will merge with and into MBSC (the “Merger”), with MBSC continuing as the surviving corporation following the Merger (the “Surviving Company”), as a result of which MBSC will become a direct, wholly owned subsidiary of PubCo, with the equityholders of MBSC receiving consideration as described below.

The number of PubCo Common Shares comprising the “Share Consideration” will equal the quotient of: (a) (i) the Pre-Money Equity Value (equal to (A) the Company Enterprise Value ($950,000,000), minus (B) the Net Indebtedness ($170,000,000)), minus (ii) the Cash Consideration, minus (iii) the amount of unpaid transaction expenses of MBSC and Greenfire (subject to specified caps), minus (iv) an amount equal to the number of shares of MBSC Class B common stock, par value $0.0001 per share (“SPAC Class B Shares”), issued and outstanding at the effective time of the Merger (the “Effective Time”) (other than any Excluded Shares (as defined below), and giving effect to the Sponsor Class B Share Forfeitures (as defined below)) multiplied by $10.10, divided by (b) $10.10.

At the Effective Time, by virtue of the Merger and without any further action on the part of the parties or any other person, the following will occur:

(a) each issued and outstanding share of MBSC Class A common stock, par value $0.0001 per share (“SPAC Class A Shares”), other than any Excluded Shares (as defined below) and after giving effect to redemptions of SPAC Class A Shares (collectively, the “SPAC Stockholder Redemption”) and the amount of PIPE Investment (as defined below) consisting of subscriptions for SPAC Class A Shares, if any, pursuant to the Subscription Agreements (as defined below), will be automatically converted into and exchanged for the right to receive (i) if an amount in cash less than or equal to $100,000,000 is remaining in MBSC’s trust account (the “Trust Account”) after giving effect to the SPAC Stockholder Redemption, one (1) PubCo Common Share and (ii) if an amount in cash greater than $100,000,000 is remaining in the Trust Account after giving effect to the SPAC Stockholder Redemption, (A) a fraction of a PubCo Common Share equal to $100,000,000 divided by the amount in the Trust Account after giving effect to the SPAC Stockholder Redemption, and (B) an amount in cash equal to the quotient of (I) the amount in the Trust Account after giving effect to the SPAC Stockholder Redemption that exceeds $100,000,000 minus the Extension Amount at the Effective Time divided by (II) the amount of SPAC Class A Shares (other than any Excluded Shares (as defined below) and after giving effect to the SPAC Stockholder Redemption and the amount of PIPE Investment consisting of subscriptions for SPAC Class A Shares, if any, pursuant to the Subscription Agreements);

(b) each issued and outstanding SPAC Class B Share (other than any Excluded Shares (as defined below) and after giving effect to the Sponsor Class B Share Forfeitures (as defined below)) will be automatically converted into and exchanged for the right to receive (i) one (1) PubCo Common Share and (ii) an amount in cash equal to the quotient of (A) the SPAC Working Capital plus the Extension Amount at the Effective Time divided by (B) the SPAC Class B Shares outstanding at the Closing;

(c) by virtue of the Merger, each warrant to purchase SPAC Class A Shares (each, a “SPAC Warrant”) that is issued and outstanding immediately prior to the Effective Time, pursuant to the terms of the Warrant Agreement governing the SPAC Warrants (the “Warrant Agreement”), will be automatically and irrevocably converted into one (1) warrant to purchase a PubCo Common Share (a “PubCo Warrant”) on the same terms as were in effect immediately prior to the Effective Time pursuant to the Warrant Agreement;

(d) each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding immediately prior to the Effective Time will convert automatically into one (1) share of common stock, par value $0.01 per share, of the Surviving Company; and

(e) each SPAC Class A Share held in MBSC’s treasury or owned by Greenfire or any other wholly owned subsidiary of Greenfire or MBSC immediately prior to the Effective Time (each, an “Excluded Share”), will be cancelled for no consideration.

In addition, immediately prior to the Merger, the following will occur:

(a) If the amount of the PubCo Debt Financing (as defined below) issued at the Closing exceeds $25,000,000, then 750,000 SPAC Class B Shares held by M3-Brigade Sponsor III LP, a Delaware limited partnership (the “Sponsor”), will be forfeited and cancelled for no consideration;

(b) 2,500,000 SPAC Class B Shares held by the Sponsor will be forfeited and cancelled for no consideration (clause (a) above and this clause (b), together, the “Sponsor Class B Share Forfeitures”); and

(c) 3,260,000 SPAC Warrants held by the Sponsor will be forfeited and cancelled for no consideration (the “Sponsor Warrant Forfeiture”).

To the extent any units of MBSC issued in MBSC’s initial public offering (“SPAC Units”) remain outstanding and unseparated, immediately prior to the Effective Time, the SPAC Class A Shares and SPAC Warrants comprising each such issued and outstanding SPAC Unit immediately prior to the Effective Time will be automatically separated (the “Unit Separation”) and the holder of each SPAC Unit will be deemed to hold one (1) SPAC Class A Share and one-third (1/3) of one SPAC Warrant. The SPAC Class A Shares and SPAC Warrants held following the Unit Separation will be converted as described above in accordance with the Business Combination Agreement.

The Board of Directors of MBSC has unanimously (i) approved and declared advisable the Business Combination Agreement and the Transactions and (ii) resolved to recommend approval of the Business Combination Agreement and the Transactions and related matters by the equityholders of MBSC.

Conditions to the Closing

The consummation of the Transactions (the “Closing”) is subject to the satisfaction or waiver of certain customary closing conditions, among others (i) the approval of the Transactions and related matters by the equityholders of MBSC and Greenfire, (ii) the absence of any laws or injunctions prohibiting the Transactions, (iii) the accuracy (subject to agreed materiality thresholds) of the parties’ representations and warranties contained in the Business Combination Agreement, (iv) the absence of any “Material Adverse Effect” on either MBSC or Greenfire (as defined in the Business Combination Agreement), (v) approval for listing of the PubCo Common Shares by the New York Stock Exchange (or such other exchange as the parties may reasonably agree), (vi) approval of the Plan of Arrangement by the Alberta Court of King’s Bench, and (vii) the parties’ compliance in all material respects with their respective covenants under the Business Combination Agreement.

In addition, each party’s obligation to consummate the Closing is conditional on the sum of (a) the aggregate cash proceeds available for release from the Trust Account in connection with the Transactions (after giving effect to the SPAC Stockholder Redemption) plus (b) the aggregate proceeds of the Transaction Financing (as defined below) equaling or exceeding $100,000,000.

Representations, Warranties and Covenants of the Parties

The Business Combination Agreement contains customary representations, warranties and covenants of Greenfire, MBSC and the Acquisition Entities. Greenfire and MBSC have also agreed to customary “no shop” and interim operating covenants and obligations, including Greenfire’s obligation to use its reasonable best efforts to operate its and its subsidiaries’ businesses in the ordinary course of business consistent with past practice in all material respects. Subject to limited exceptions, the representations and warranties of the parties and the covenants made under the Business Combination Agreement will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (a) by mutual written consent of MBSC and Greenfire, (b) by either MBSC or Greenfire, if the approval of the equityholders of MBSC or Greenfire is not obtained, (c) by either MBSC or Greenfire, if the other party has materially breached its covenants or representations under the Business Combination Agreement (subject to specified cure periods), (d) by either MBSC or Greenfire, if the Closing has not occurred on or before September 14, 2023, subject to either party’s ability to extend such date by two three-month periods in the event that specified approvals (including the effectiveness of a registration statement of PubCo on Form F-4 relating to all PubCo Common Shares to be issued in connection with the Transactions) have not been obtained, (e) by either MBSC or Greenfire, if there is a final, nonappealable order of a governmental authority prohibiting the consummation of the Transactions, and (f) by MBSC if Greenfire has not delivered certain specified financial statements by April 15, 2023.

If the Business Combination Agreement is terminated by Greenfire or MBSC pursuant to the foregoing (a) through (f) (other than a termination by Greenfire pursuant to the foregoing clause (c)), then Greenfire will pay MBSC a termination fee equal to the then-unpaid transaction expenses of MBSC, up to an aggregate cap of $1,000,000.

Plan of Arrangement

Commencing at the Effective Time on the Closing Date, the following transactions shall occur pursuant to the Plan of Arrangement:

(a)	Termination of Company Shareholder Agreement. The Shareholders Agreement among Greenfire and certain Greenfire Shareholders, dated August 5, 2021, shall be terminated.

(b)	Dissenting Shareholders. Greenfire Shareholders exercising dissenting rights pursuant to the Plan of Arrangement will have their Greenfire Shares cancelled, and such Greenfire Shareholders shall cease to have any rights as Greenfire Shareholders other than the right to be paid fair value for such Greenfire Shares as set forth in the Plan of Arrangement.

(c)	Reduction and Conversion of Greenfire Shares held by Company Founders. The Company Founders (as defined in the Plan of Arrangement) will: (i) receive a dividend equal to the pro rata share of the Cash Consideration payable to Company Founders; (ii) have their Greenfire Shares consolidated, and (iii) thereafter receive new PubCo Common Shares, all as determined in accordance with the Plan of Arrangement.

(d)	Reduction and Conversion of Greenfire Shares held by Company Employee Shareholders. The Company Employee Shareholders (as defined in the Plan of Arrangement) will: (i) through a series of transactions, receive a cash payment from Greenfire equal to the pro rata share of the Cash Consideration payable to Company Employee Shareholders in consideration for a portion of the Greenfire Shares held by such Company Employee Shareholders; and (ii) receive new PubCo Common Shares, all as determined in accordance with the Plan of Arrangement.

(e)	Reduction and Replacement of Greenfire Performance Warrants. The Greenfire Performance Warrantholders will have a portion of their Greenfire Performance Warrants cancelled in exchange for a cash payment from Greenfire equal to the pro rata share of the Cash Consideration payable to the Greenfire Performance Warrantholders, and the remaining Greenfire Performance Warrants will be converted into PubCo Performance Warrants, all as determined in accordance with the Plan of Arrangement.

(f)	Amalgamation of Canadian Merger Sub and the Company and Effect on Securities of Greenfire. Greenfire and Canadian Merger Sub will complete the Amalgamation to form one corporate entity with the same effect as if they had amalgamated under the ABCA except that the separate legal existence of Greenfire shall not cease and Greenfire shall survive the Amalgamation. Pursuant to the Amalgamation, among other things, the Greenfire Shares shall be converted into PubCo Common Shares in the numbers determined in accordance with the Plan of Arrangement and Greenfire Performance Warrants shall be converted into PubCo Performance Warrants in the numbers determined in accordance with the Plan of Arrangement.

(g)	Replacement of the Company Equity Plan. Pursuant to the Amalgamation, the Company Equity Plan shall be deemed to be amended and restated by the PubCo Incentive Equity Plan.

(h)	Issuance of PubCo Warrants. 5,000,000 PubCo Warrants shall be issued to the pre-Merger holders of PubCo Common Shares and PubCo Performance Warrants in each case in the numbers determined in accordance with the Plan of Arrangement.

(i)	Replacement of Directors. The directors of PubCo immediately prior to the Effective Time shall resign and be replaced by a slate of directors to be determined prior to the Effective Time, which shall be divided, as equally as practicable, into three separate classes, each to hold office until their respective term expires in accordance with the articles of incorporation of PubCo, or until their successors are elected or appointed.

The foregoing description of the Plan of Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is included as Exhibit F to the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Certain Related Agreements

Transaction Financing; Subscription Agreements

On December 14, 2022, concurrently with the execution of the Business Combination Agreement, MBSC entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “Transaction Financing Investors”), pursuant to which the Transaction Financing Investors have subscribed for an aggregate of (i) 4,950,496 SPAC Class A Shares for an aggregate purchase price of approximately $50,000,000 (the “PIPE Investment”) and (ii) $50,000,000 aggregate principal amount of PubCo’s 9.00% Convertible Senior Notes due 2028 (the “PubCo Debt Financing” and, together with the PIPE Investment, the “Transaction Financing”). The Transaction Financing will be consummated prior to or substantially concurrently with the Closing.

Each of the PIPE Investment and the PubCo Debt Financing will be automatically reduced based on the amount remaining in the Trust Account after giving effect to the SPAC Stockholder Redemption, with the PubCo Debt Financing being reduced first, and, if reduced in its entirety, the PIPE Investment being thereafter reduced.

The foregoing description of the Greenfire Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Greenfire Shareholder Support Agreement

On December 14, 2022, concurrently with the execution of the Business Combination Agreement, MBSC, PubCo, Merger Sub, Canadian Merger Sub and Greenfire entered into a Shareholder Support Agreement with certain Greenfire shareholders (the “Greenfire Shareholder Support Agreement”), pursuant to which, among other things, such Greenfire shareholders have agreed to vote their Greenfire Shares to approve and adopt the Business Combination Agreement and the Transactions.

The foregoing description of the Greenfire Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Shareholder Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Agreement

On December 14, 2022, concurrently with the execution of the Business Combination Agreement, the Sponsor, MBSC, PubCo and Greenfire entered into a Sponsor Agreement (the “Sponsor Agreement”), pursuant to which, among other things, the Sponsor has agreed to (a) vote in favor of and support the Business Combination Agreement and the Transactions, (b) consummate the Sponsor Class B Share Forfeitures and the Sponsor Warrant Forfeiture in accordance with the Business Combination Agreement and (c) make a cash payment of $1,000,000 to Greenfire promptly following the Closing.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreement

At the Closing, PubCo, the Sponsor and certain Greenfire Shareholders will become parties to a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which, among other things, each of the Sponsor and the Greenfire Shareholders party thereto will agree not to effect any sale or distribution of any Equity Securities of PubCo held by any of them during the period beginning on the Closing Date and ending on the earliest of (i) the date that is 180 days after the Closing Date, (ii) the date on which the last reported closing price of a PubCo Common Share equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least seventy-five (75) days after the Closing Date and (iii) the date on which PubCo completes a liquidation, merger, amalgamation, arrangement, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their shares of capital stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-Up Agreement, a copy of which is included as Exhibit C to the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Investor Rights Agreement

At the Closing, PubCo, the Sponsor, the other holders of SPAC Class B Shares, the Transaction Financing Investors and certain Greenfire Shareholders will become parties to an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (a) each of the Sponsor, the Transaction Financing Investors and such Greenfire Shareholders will be granted certain registration rights with respect to their respective PubCo Common Shares and (b) the Sponsor will be granted certain board representation rights with respect to PubCo’s board of directors (the “PubCo Board”), in each case, on the terms and subject to the conditions set forth therein. Pursuant to the Investor Rights Agreement, the Sponsor will have the right to designate one director for appointment to the PubCo Board following the Closing (subject to specified ownership thresholds), which director will be in the class of directors up for reelection at the third annual shareholder meeting of PubCo.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Investor Rights Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Investor Support Agreements

Concurrently with the execution of the Business Combination Agreement, MBSC entered into Investor Support Agreements (each, an “Investor Support Agreement”) with holders of a majority of MBSC’s outstanding public SPAC Warrants, pursuant to which, among other things, such warrantholders agreed to vote all of the SPAC Warrants currently held by them in favor of any amendment to the terms of the SPAC Warrants solely to amend the terms of the SPAC Warrants together with any amendments required to give effect thereto such that all of the SPAC Warrants shall be exchanged for $0.50 per whole SPAC Warrant upon the Closing.

The foregoing description of the Investor Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Investor Support Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Supplemental Warrant Agreement

In accordance with the terms of the Company Warrant Agreement, as amended by the Supplemental Warrant Agreement: (a) a certain number of Company Bond Warrants shall be deemed to be cancelled in exchange for a cash payment from Greenfire equal to the pro rata share of the Cash Consideration payable to holders of Company Bond Warrants as determined in accordance with the Supplemental Warrant Agreement; following which (b) each remaining Company Bond Warrant shall be deemed to be exercised for Greenfire Shares pursuant to the terms of the Company Warrant Agreement as amended by the Supplemental Warrant Agreement, and each former holder of Company Bond Warrants shall, following the Amalgamation, receive PubCo Common Shares as determined in accordance with the Supplemental Warrant Agreement. The foregoing description of the Supplemental Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Warrant Agreement, a copy of which is included as Exhibit G to the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The Business Combination Agreement, the form of Subscription Agreement, the Greenfire Shareholder Support Agreement, the Sponsor Agreement, the form of Investor Support Agreement and the Supplemental Warrant Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about MBSC, Greenfire or their respective affiliates. The representations, warranties, covenants and agreements contained in the Business Combination Agreement, the Subscription Agreements, the Greenfire Shareholder Support Agreement, the Sponsor Agreement, the Investor Support Agreements and the Supplemental Warrant Agreement and the other documents related thereto were made only for purposes of the Transactions as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, the Subscription Agreements, the Greenfire Shareholder Support Agreement, the Sponsor Agreement, the Investor Support Agreements and the Supplemental Warrant Agreement, as applicable, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement, the Subscription Agreements, the Greenfire Shareholder Support Agreement, the Sponsor Agreement, the Investor Support Agreements and the Supplemental Warrant Agreement, as applicable, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement, the Subscription Agreements, the Greenfire Shareholder Support Agreement, the Sponsor Agreement, the Investor Support Agreements and the Supplemental Warrant Agreement, as applicable, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, the Subscription Agreements, the Greenfire Shareholder Support Agreement, the Sponsor Agreement, the Investor Support Agreements and the Supplemental Warrant Agreement, as applicable, which subsequent information may or may not be fully reflected in MBSC’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Transaction Financing and the Business Combination Agreement is incorporated by reference in this Item 3.02. The SPAC Class A Shares to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Additional Information and Where to Find It

A full description of the terms of the proposed business combination will be provided in a registration statement on Form F-4 to be filed with the SEC by PubCo that will include a prospectus with respect to PubCo’s securities, to be issued in connection with the proposed business combination and a proxy statement with respect to the special meeting of MBSC stockholders to vote on the proposed business combination and related proposals. PubCo and MBSC urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about PubCo, MBSC, Greenfire and the proposed business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of MBSC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form F-4 including the proxy statement/prospectus, and other documents filed with the SEC without charge by directing a request to: Greenfire Resources Inc., 1900 – 205 5th Avenue SW, Calgary, AB T2P 2V7, and M3-Brigade Acquisition III Corp., 1700 Broadway, 19th Floor, New York, NY 10019. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

PubCo, MBSC and Greenfire, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of MBSC’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of MBSC is set forth in MBSC’s filings with the SEC. Information about the directors and executive officers of PubCo and Greenfire and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the proposed business combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to MBSC’s stockholders in connection with the proposed business combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to PubCo, MBSC or Greenfire, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between PubCo, MBSC, Greenfire and the other parties thereto. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the timing to complete the proposed business combination by MBSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MBSC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against PubCo, MBSC, Greenfire or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of MBSC’s stockholders or the inability to receive approval of the proposed plan of arrangement in connection with the proposed business combination; (v) Greenfire’s and PubCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of PubCo’s common shares and warrants on the New York Stock Exchange upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Greenfire; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by MBSC’s public stockholders being greater than expected; (xi) the management and board composition of PubCo following completion of the proposed business combination; (xii) limited liquidity and trading of PubCo’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Greenfire or MBSC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that the COVID-19 pandemic or another major disease disrupts Greenfire’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Greenfire’s resources; (xviii) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; (xix) risks associated with the oil and gas industry in general (e.g., operational risks in development, exploration and production; disruptions to the Canadian and global economy resulting from major public health events, the Russian-Ukrainian war and the impact on the global economy and commodity prices; the impacts of inflation and supply chain issues and steps taken by central banks to curb inflation; pandemic, war, terrorist events, political upheavals and other similar events; events impacting the supply and demand for oil and gas including the COVID-19 pandemic and actions taken by the OPEC + group; delays or changes in plans with respect to exploration or development projects or capital expenditures); (xx) the uncertainty of reserve estimates; (xxi) the uncertainty of estimates and projections relating to production, costs and expenses; (xxii) health, safety and environmental risks; (xxiii) commodity price and exchange rate fluctuations; (xxiv) changes in legislation affecting the oil and gas industry; and (xxv) uncertainties resulting from potential delays or changes in plans with respect to exploration or development projects or capital expenditures. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MBSC’s registration on Form S-1 (Registration Nos. 333-256017 and 333-260423), MBSC’s quarterly report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 14, 2022, MBSC’s quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 12, 2022, MBSC’s quarterly report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 16, 2022, MBSC’s annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 15, 2022, the definitive proxy statement/prospectus of PubCo, when available, including those under “Risk Factors” therein and other documents filed by MBSC or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither PubCo, MBSC nor Greenfire gives any assurance that either PubCo, MBSC nor Greenfire will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of December 14, 2022, by and among M3-Brigade Acquisition III Corp., Greenfire Resources Ltd., DE Greenfire Merger Sub Inc., 2476276 Alberta ULC and Greenfire Resources Inc.
10.1	Form of Subscription Agreement
10.2	Shareholder Support Agreement, dated as of December 14, 2022, by and among M3-Brigade Acquisition III Corp., Greenfire Resources Ltd., DE Greenfire Merger Sub Inc., 2476276 Alberta ULC and Greenfire Resources Inc. and the Supporting Company Shareholders
10.3	Sponsor Agreement, dated as of December 14, 2022, by and among M3-Brigade Sponsor III LP, M3-Brigade Acquisition III Corp., Greenfire Resources Ltd. and Greenfire Resources Inc.
10.4	Form of Investor Support Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION III CORP.

Date: December 20, 2022	By:	/s/ Mohsin Y. Meghji
	Name:	Mohsin Y. Meghji
	Title:	Executive Chairman of the Board of Directors